SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 ------------


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 3, 2003


                             HARTMARX CORPORATION

              (Exact name of registrant as specified in charter)


          DELAWARE                  1-8501               36-3217140
(State or other jurisdiction        (Commission          (IRS Employer
      of incorporation)             File Number)         Identification No.)


                            110 North Wacker Drive
                            Chicago, Illinois 60606

              (Address of principal executive offices) (Zip Code)


                                (312) 372-6300

             (Registrant's telephone number, including area code)



ITEM 5. OTHER EVENTS

         On March 3, 2003, Hartmarx Corporation issued the press release filed as Exhibit 99.1 to this Current Report on Form 8-K which press release is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

                  Exhibit Number            Description
                  --------------            -----------

                  99.1                      Press Release dated March 3, 2003



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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HARTMARX CORPORATION


                                            By:  /s/ TARAS R. PROCZKO
                                                ----------------------------
                                                   Taras R. Proczko

Dated:  March 3, 2003

EXHIBIT LIST


Exhibit Number    Description
--------------    -----------

   99.1           Press Release dated March 3, 2003

FOR IMMEDIATE RELEASE                             Contact:  Glenn R. Morgan
                                                            312 372-6300


                      HARTMARX FILES 12b-25 NOTIFICATION
            ANNUAL REPORT ON FORM 10-K TO BE FILED WITHIN TWO WEEKS
              COMPANY CONTINUES TO EXPECT PROFITABILITY FOR 2002


CHICAGO, IL, March 3, 2003 - - Hartmarx Corporation (NYSE: HMX) today announced that it has filed Form 12b-25, Notification of Late Filing, as required by the Securities and Exchange Commission ("SEC") in connection with a delay in the filing of its Annual Report on Form 10-K for its fiscal year ended November 30, 2002.

As previously announced, the Company, with the assistance of its independent accountants, has been reviewing the accounting records and practices at its women's wholesale operating unit, International Women's Apparel ("IWA"). The audit of the Company's consolidated financial statements for 2002, and a determination of the impact on affected prior periods are nearing completion. Hartmarx expects to file its Annual Report on Form 10-K within two weeks, consistent with SEC rules.

Homi B. Patel, president and chief executive officer commented, "We have found nothing in our review to date that changes our previously announced expectation that Hartmarx will report positive pre-tax earnings for 2002 before consideration of extraordinary charges of approximately $4.2 million pre-tax, or $2.5 million net of tax benefit, associated with the refinancing of high cost debt."

Hartmarx produces and markets business, casual and golf apparel products under its own brands including Hart Schaffner & Marx, Hickey-Freeman, Palm Beach, Coppley, Cambridge, Keithmoor, Racquet Club, Naturalife, Pusser's of the West Indies, Royal, Brannoch, Riserva, Sansabelt, Barrie Pace, and Hawksley & Wight. In addition, Hartmarx has certain exclusive rights under licensing agreements to market selected products under a number of premier brands such as Austin Reed, Tommy Hilfiger, Kenneth Cole, Burberry men's tailored clothing, Ted Baker, Bobby Jones, Jack Nicklaus, Claiborne, Evan- Picone, Pierre Cardin, Perry Ellis, KM by Krizia, and Daniel Hechter. Hartmarx's broad range of distribution channels includes fine specialty and leading department stores, value-oriented retailers and direct mail catalogs.

This press release contains forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of forward-looking terminology such as "may," "will," "intend," "should," "expect," "believe," "anticipate," "estimate" or "continue" or the negatives thereof or other comparable terminology. Hartmarx's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those factors set forth in Hartmarx's filings with the Securities and Exchange Commission ("SEC"). In addition, the current year audit has not been completed and its completion could result in adjustments. The reader is directed to the Company's periodic filings with the SEC for factors that may impact the Company's results of operations and financial condition. Forward- looking statements are not guarantees as actual results could differ materially from those expressed or implied in forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.